                                                                 EXHIBIT (z)(1)

Item 27(a)
----------

                    Van Kampen U.S. Government Trust
                        Van Kampen U.S. Government Fund
                    Van Kampen Tax Free Trust
                        Van Kampen Insured Tax Free Income Fund
                        Van Kampen Strategic Municipal Income Fund
                        Van Kampen California Insured Tax Free Fund
                        Van Kampen Municipal Income Fund
                        Van Kampen Intermediate Term Municipal Income Fund Van Kampen New York Tax Free Income Fund
                    Van Kampen Trust
                        Van Kampen High Yield Fund
                    Van Kampen Equity Trust
                        Van Kampen Aggressive Growth Fund
                        Van Kampen Growth Fund
                        Van Kampen Select Growth Fund
                        Van Kampen Small Company Growth Fund*
                        Van Kampen Small Cap Growth Fund
                        Van Kampen Small Cap Value Fund
                        Van Kampen Utility Fund
                        Van Kampen Value Opportunities Fund
                    Van Kampen Equity Trust II
                        Van Kampen International Advantage Fund
                        Van Kampen Technology Fund
                    Van Kampen Pennsylvania Tax Free Income Fund
                    Van Kampen Tax Free Money Fund
                    Van Kampen Senior Loan Fund
                    Van Kampen Comstock Fund
                    Van Kampen Corporate Bond Fund
                    Van Kampen Emerging Growth Fund
                    Van Kampen Enterprise Fund
                    Van Kampen Equity and Income Fund
                    Van Kampen Exchange Fund

                    Van Kampen Limited Maturity Government Fund
                    Van Kampen Government Securities Fund
                    Van Kampen Growth and Income Fund
                    Van Kampen Harbor Fund
                    Van Kampen High Income Corporate Bond Fund
                    Van Kampen Life Investment Trust on behalf of its series
                        Aggressive Growth Portfolio
                        Comstock Portfolio
                        Emerging Growth Portfolio
                        Enterprise Portfolio
                        Government Portfolio
                        Growth and Income Portfolio
                        Money Market Portfolio
                    Van Kampen Pace Fund
                    Van Kampen Real Estate Securities Fund
                    Van Kampen Reserve Fund
                    Van Kampen Tax Exempt Trust
                        Van Kampen High Yield Municipal Fund
                    Van Kampen Series Fund, Inc.
                        Van Kampen American Value Fund
                        Van Kampen Emerging Markets Debt Fund*
                        Van Kampen Emerging Markets Fund
                        Van Kampen Emerging Markets Income Fund
                        Van Kampen Equity Growth Fund
                        Van Kampen European Value Equity Fund
                        Van Kampen Focus Equity Fund
                        Van Kampen Global Equity Allocation Fund
                        Van Kampen Global Value Equity Fund
                        Van Kampen Growth and Income Fund II*
                        Van Kampen International Magnum Fund
                        Van Kampen Japanese Equity Fund*
                        Van Kampen Mid Cap Growth Fund
                        Van Kampen Global Franchise Fund
                        Van Kampen Value Fund




* Funds that have not commenced investment operations.

  CALIFORNIA INSURED MUNICIPALS INCOME TRUST                     SERIES 217
  COLORADO INSURED MUNICIPALS INCOME TRUST                       SERIES 90
  FLORIDA INSURED MUNICIPALS INCOME TRUST                        SERIES 150
  MICHIGAN INSURED MUNICIPALS INCOME TRUST                       SERIES 182
  MISSOURI INSURED MUNICIPALS INCOME TRUST                       SERIES 119
  NEW JERSEY INSURED MUNICIPALS INCOME TRUST                     SERIES 143
  NEW YORK INSURED MUNICIPALS INCOME TRUST                       SERIES 169
  OHIO INSURED MUNICIPALS INCOME TRUST                           SERIES 126
  PENNSYLVANIA INSURED MUNICIPALS INCOME TRUST                   SERIES 285
  INVESTMENT GRADE MUNICIPAL TRUST                               SERIES 40
  INSURED MUNICIPALS INCOME TRUST                                SERIES 480
  LONG TERM INVESTMENT GRADE TRUST                               SERIES 19
  ROLLING TREASURY PORTFOLIO                                     SERIES 1
  STRATEGIC MUNI TRUST, INTERMEDIATE SERIES                      SERIES 5
  GNMA INCOME PORTFOLIO                                          SERIES 2
  INVESTMENT GRADE TRUST                                         SERIES 16
  VK INSURED INCOME TRUST                                        SERIES 115
  VK INSURED INCOME TRUST                                        SERIES 116
  BIRINYI EQUITY SELECT TRUST                                    SERIES 7
  CENTRAL EQUITY TRUST DIVERSIFIED INCOME                        SERIES 12
  DIVIDEND INCOME AND VALUE PORTFOLIO                            SERIES 34
  DOW 30 INDEX TRUST                                             SERIES 17
  VK STRATEGIC 10 U.S.TRADITIONAL SERIES                 JANUARY 2004 SERIES
  EAFE STRATEGIC 20 TRUST                                        SERIES 41
  COMPETITIVE EDGE BEST IDEAS PORTFOLIO                          SERIES 34
  ENERGY PORTFOLIO                                               SERIES 8
  FINANCIAL INSTITUTIONS TRUST                                   SERIES 20
  SELECT 5 INDUSTRIAL PORTFOLIO                                  SERIES 41
  FOCUS VALUE PORTFOLIO                                          SERIES 9
  VK GREAT INTERNATIONAL FIRMS TRUST                             SERIES 23
  GLOBAL 45 DIVIDEND STRATEGY PORTFOLIO                          SERIES 41
  VK HEALTHCARE AND PHARMACEUTICAL TRUST                         SERIES 25
  VK INTERNET TRUST                                              SERIES 37
  STRATEGIC GROWTH LARGE CAP PORTFOLIO                           SERIES 34
  MORGAN STANLEY HI-TECH 35 INDEX TRUST                          SERIES 30
  MORGAN STANLEY US MULTINATL 50 INDEX PORTFOLIO                 SERIES 15
  S AND P POWERPICKS PORTFOLIO                                   SERIES 4
  PREFERRED SECURITIES PORTFOLIO                                 SERIES 2
  ROARING 2000S TRUST                                            SERIES 21
  STRATEGIC SMALL CAP PORTFOLIO                                  SERIES 41
  S AND P SELECT CORE 20 PORTFOLIO                               SERIES 41
  SELECT 10 INDUSTRIAL PORTFOLIO                                 SERIES 41
  SELECT S AND P INDUSTRIAL PORTFOLIO                            SERIES 41
  MORGAN STANLEY TECHNOLOGY INDEX PORTFOLIO                      SERIES 41
  SELECT TURNAROUND FOCUS LIST                                   SERIES 3
  VK UTILITY TRUST                                               SERIES 14
  VK UTILITY TRUST                                               SERIES 15
  COHEN AND STEERS REIT INCOME PORTFOLIO                         SERIES 9
  SELECT GROWTH TRUST                                    OCTOBER 2003 SERIES